Exhibit 10.12


                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------


               AMENDMENT, dated this 17th day of April, 1997, by and between CSX CORPORATION, a Virginia corporation (the "Company") and John W. Snow (the "Executive").

               WHEREAS  the  Company  and  the   Executive  are  parties  to  an
Employment Agreement dated as of the first day of February, 1995 (the "Agreement");

               WHEREAS the Company and the Executive desire to amend the Agreement to deal appropriately with the transactions contemplated by the Agreement and Plan of Merger by and among Conrail, Inc., a Pennsylvania corporation, Green Acquisition Corp., a Pennsylvania corporation, and the Company dated as of October 14, 1996, as subsequently amended.

               NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

               1. Section 2 of the Agreement is amended by adding a new clause f. at the end thereof to read in its entirety as follows:

                      "f. Final Regulatory Action (as defined in Section 3.b.) approving the merger (the "Conrail Merger") contemplated by the Agreement and Plan of Merger by and among Conrail, Inc., a Pennsylvania corporation, Green Acquisition Corporation, a Pennsylvania corporation, and the Company dated as of October 14, 1996, as subsequently amended."

               2. Section 5.c. of the Agreement is amended so that clause (iii) shall read in its entirety as follows:

                      "other than in the case of the Conrail Merger, the Company's requiring the Executive to be based at any office or location other than as provided in Section 4(a) (i) (B) hereof or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date;"

               3. Section 5.c. of the Agreement is further amended by adding a new clause (iii) at the end of the final paragraph thereof, and such final paragraph of Section 5.c. shall read in its entirety as follows:

                      "Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason shall be deemed to be a termination for Good Reason for all purposes of this Agreement if such termination occurs (i) in the case of a Change of Control that is not a Regulated Business Combination, during the 30-day period immediately following the first anniversary of the Effective Date, (ii) in the case of a Change of Control that is a Regulated Business Combination consummated pursuant to Final Regulatory Action, during the 30-day period immediately following the first anniversary of the Final Regulatory Action (it being understood that the Executive will have no rights under this paragraph in the case of a Change of Control that is a Regulated Business Combination (x) denied by the Agency or (y) for any other reason not consummated within one year of Final Regulatory Action, or (iii) in the case of the Conrail Merger, during the 30-day period immediately following the second anniversary of the Final Regulatory Action approving the Conrail Merger."

               4. The Agreement shall remain in full force and effect in all other respects. The Executive acknowledges that this Amendment does not alter the Executive's rights under any other plan, policy or program of the Company, and the Conrail Merger shall not constitute a Change of Control under any such plan, program or policy.

               IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company as caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.



                                            -----------------------------
                                            John W. Snow

                                            CSX CORPORATION



                                            -----------------------------
                                        By: Mark G. Aron
                                            Executive Vice President-Law
                                              and Public Affairs